                              SEI TAX EXEMPT TRUST
                        PENNSYLVANIA MUNICIPAL PORTFOLIO
                        PENNSYLVANIA TAX FREE PORTFOLIO

                    SUPPLEMENT DATED AUGUST 17, 1998, TO THE
                      PROSPECTUS DATED DECEMBER 31, 1997.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS. IT SHOULD BE RETAINED AND READ IN CONJUNCTION WITH SUCH PROSPECTUS.

Effective August 10, 1998, the name of the Pennsylvania Municipal Portfolio was changed to the Pennsylvania Municipal Bond Fund. In addition, the Class A shares of the Pennsylvania Municipal Bond Fund were redesignated Class B shares. The Prospectus is hereby amended to reflect these changes.

In connection with these changes, the "Annual Operating Expenses" table on page 2 of the prospectus has been deleted and replaced with the following:

ANNUAL OPERATING EXPENSES (as a percentage of average net assets)

                                                                                   FIXED
                                                         MONEY MARKET              INCOME
                                                          PORTFOLIO              PORTFOLIO

                                                CLASS A    CLASS B    CLASS C     CLASS B
Management/Advisory Fees (after fee waiver)(1)     .29%       .29%       .29%        .41%
12b-1 Fees                                        None       None       None        None
Total Other Expenses (after fee waiver)            .06%       .36%       .56%        .07%(2)
  Shareholder Servicing Fees (after fee
    waiver)                                        .00%(3)    .25%       .25%        .00%(3)
Total Operating Expenses (after fee
 waivers)(4)                                       .35%       .65%       .85%        .48%

(1) The Manager has waived, on a voluntary basis, a portion of its fee, and the management/advisory fee shown reflect this voluntary waiver. The Manager reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, management/advisory fees for the Money Market Portfolio would be .40% and for the Fixed Income Portfolio would be .55%.

(2) The Distributor has waived, on a voluntary basis, its Administrative Services fee. Absent this waiver, Other Expenses would be .12%

(3) The Distributor has waived, on a voluntary basis, all or a portion of its shareholder servicing fee for the Class A shares, and the Shareholder Servicing Fees shown reflect this waiver. The Distributor reserves the right to terminate its waiver at any time in its sole discretion. Absent such waiver, Shareholder Servicing Fees would be .25% for the Class A shares of the Money Market Portfolio and .25% for the Fixed Income Portfolio.

(4) Absent these fee waivers, Total Operating Expenses for Class A, Class B and Class C shares of the Money Market Portfolio would be .71%, .76% and .96%, respectively, and for the Class B shares of the Fixed Income Portfolio would be .92%. Additional information may be found under "The Adviser" and "The Manager."

EXAMPLE


                                                     1 YR.      3 YRS.     5 YRS.    10 YRS.
An investor in the Portfolios would pay the
following expenses on a $1,000 investment assuming
(1) a 5% annual return and
(2) redemption at the end of each time period:
  Money Market Portfolio
    Class A                                            $4        $11        $20        $ 44
    Class B                                             7         21         36          81
    Class C                                             9         27         47         105
  Fixed Income Portfolio                                5         15         27          60

THE EXAMPLE SHOULD NOT BE CONSIDERED REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE PURPOSE OF THE TABLE AND THIS EXAMPLE IS TO ASSIST THE INVESTOR IN UNDERSTANDING THE VARIOUS COSTS AND EXPENSES THAT MAY BE DIRECTLY OR INDIRECTLY BORNE BY INVESTORS IN THE CLASS A, B AND C SHARES OF THE PENNSYLVANIA TAX FEE PORTFOLIO AND THE CLASS B SHARES OF THE PENNSYLVANIA MUNICIPAL BOND FUND. A PERSON WHO PURCHASES SHARES THROUGH A FINANCIAL INSTITUTION MAY BE CHARGED SEPARATE FEES BY THAT INSTITUTION. ADDITIONAL INFORMATION MAY BE FOUND UNDER "THE MANAGER," "THE ADVISER" AND "DISTRIBUTION AND SHAREHOLDER SERVICING."

                         ------------------------------

In addition, under the heading "Purchase and Redemption of Shares" on page 10 of the prospectus, paragraph 4 has been deleted and replaced with the following:

    Purchases will be made in full or fractional shares of the Fixed Income Portfolio calculated to three decimal places. The Trust will send shareholders a statement of shares owned after each transaction. The purchase price of shares is the net asset value next determined after a purchase order is received and accepted by the Trust. The purchase price of shares of the Money Market Portfolio is expected to remain constant at $1.00. The net asset value per share of the Portfolio is determined by dividing the total value of its investments and other assets, less liabilities, by the total number of outstanding shares of the Portfolio. The Money Market Portfolio's investments will be valued by the amortized cost method described in the Statement of Additional Information. Net asset value per share is determined on each Business Day as of 2:00 p.m., Eastern time, for the Money Market Portfolio, and as of the regularly-scheduled close of normal trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time) for the Fixed Income Portfolio.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.